EXHIBIT  23.1
                             CONSENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form SB-2 Amendment No. 1 of our report dated March 12, 2004, except for Note 14, as to which the date is March 16, 2004, relating to the consolidated financial statements of Nighthawk Systems, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ Gelfond Hochstadt Pangburn, P.C.
Gelfond  Hochstadt  Pangburn,  P.C.
Denver,  Colorado
November  18,  2004